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                                                                    EXHIBIT 24.1


                          THE WILLIAMS COMPANIES, INC.

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, as hereinafter set forth below their signature, of THE WILLIAMS COMPANIES, INC., a Delaware corporation ("Williams"), does hereby constitute and appoint WILLIAM G. VON GLAHN, SUZANNE H. COSTIN and SCOTT WELCH their true and lawful attorneys and each of them (with full power to act without the others) their true and lawful attorneys for them and in their name and in their capacity as a director or officer, or both, of Williams, as hereinafter set forth below their signature, to sign a registration statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of Common Stock of Williams issuable to participants in The Williams Companies, Inc. 2001 Stock Plan and any and all amendments and post-effective amendments to said registration statement and any and all instruments necessary or incidental in connection therewith; and

                  THAT the undersigned Williams does hereby constitute and appoint WILLIAM G. VON GLAHN, SUZANNE H. COSTIN and SCOTT WELCH its true and lawful attorneys and each of them (with full power to act without the others) its true and lawful attorney for it and in its name and on its behalf to sign said registration statement and any and all amendments and post-effective amendments thereto and any and all instruments necessary or incidental in connection therewith.

                  Each of said attorneys shall have full power of substitution and resubstitution, and said attorneys or any of them or any substitute appointed by any of them hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys or any of them or of any such substitute pursuant hereto.

                  IN WITNESS WHEREOF, the undersigned have executed this instrument, all as of the 22nd day of July, 2001.


        /s/ Keith E. Bailey                   /s/ Jack D. McCarthy
--------------------------------          ----------------------------
        Keith E. Bailey                           Jack D. McCarthy
        Chairman of the Board,                    Senior Vice President
        President and                             (Principal Financial Officer)
        Chief Executive Officer
        (Principal Executive Officer)




                                /s/ Gary R. Belitz
                            -------------------------------------
                                    Gary R. Belitz
                                    Controller
                                    (Principal Accounting Officer)

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    /s/ Hugh M. Chapman                              /s/ Glenn A. Cox
--------------------------------                 ----------------------------
        Hugh M. Chapman                                  Glenn A Cox
        Director                                         Director


    /s/ Thomas H. Cruikshank                         /s/ William E. Green
--------------------------------                 ----------------------------
      Thomas H. Cruikshank                               William E. Green
      Director                                           Director


    /s/ W. R. Howell                                 /s/ James C. Lewis
--------------------------------                 ----------------------------
        W. R. Howell                                     James C. Lewis
        Director                                         Director


    /s/ Charles M. Lillis                            /s/ George A. Lorch
--------------------------------                 ----------------------------
      Charles M. Lillis                                  George A. Lorch
      Director                                           Director


    /s/ Frank T. MacInnis                            /s/ Gordon R. Parker
--------------------------------                 ----------------------------
        Frank T. MacInnis                                Gordon R. Parker
        Director                                         Director


    /s/ Janice D. Stoney                             /s/ Joseph H. Williams
--------------------------------                 ----------------------------
        Janice D. Stoney                                 Joseph H. Williams
        Director                                         Director


                                                 THE WILLIAMS COMPANIES, INC.



                                                 By: /s/ William G. von Glahn
                                                     --------------------------
                                                     William G. von Glahn
ATTEST:                                              Senior Vice President


/s/ Suzanne H. Costin
--------------------------------
    Suzanne H. Costin
    Secretary